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                                                                    EXHIBIT 3.02

                                    BY-LAWS
                                       OF

                              THE SHOPPERS' SOURCE
                              --------------------

                            a California corporation


                                   ARTICLE I
                                    OFFICES

          Section 1. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the corporation is hereby fixed and located at 3300 Irvine Boulevard, Suite 374, Newport Beach, California 92660. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. The location of the principal executive office of the corporation need not be in the State of California.

          Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places.


                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

          Section 1. PLACE OF MEETINGS. All meetings of shareholders shall be held either at the principal executive office or at any other place within or without the State of California which may be designated either by the Board of Directors pursuant to authority hereinafter granted to said Board, or by written consent of all shareholders entitled to vote thereat, given either before or after the meeting, filed with the Secretary of the corporation.

          Section 2. ANNUAL MEETINGS. The annual meetings of shareholders, commencing with the meeting to be held in June __, 1997 shall be held at 10:00 o'clock A.M. on the second Tuesday of June if not a legal holiday, and, if a legal holiday, then on the next business day following which is not a legal holiday, or at such other time and date as may be designated by the Board of Directors. At such meeting the shareholders shall elect a Board of Directors in accordance with the provisions of Article II, Section 6 of the By-Laws, and transact such other business as may properly be brought before the meeting.

          Written notice of each annual meeting shall be given to each shareholder entitled to vote thereat, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his or her address appearing on the books of the corporation or given by him or her to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the

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corporation by the United States Postal Service marked to indicate that the
United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given him or her if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located.

          All such notices shall be given to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

               Such notices shall specify:

               (a) the place, the date, and the hour of such meeting;

               (b) those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders;

               (c) if Directors are to be elected, the names of nominees intended at the time of the notice to be presented by management for election;

               (d) the general nature of a proposal, if any, to take action with respect to approval of: (i) a contract or other transaction with an interested Director,(ii) amendment of the Articles of Incorporation, (iii) a reorganization of the corporation as defined in Section 181 of the California General Corporations Law, (iv) voluntary dissolution of the corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

               (e) such other matters, if any, as may be expressly required by statute.

          Section 3. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the Chairman of the Board or the President, or by the Board of Directors, or by holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Upon request in writing directed to the Chairman of the Board, President, Vice President or Secretary by any person (other than

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the Board) entitled to call a special meeting of shareholders, such officer forthwith shall cause notice to be given to shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the persons entitled to call the meeting may give the notice. Except in cases where other express provision is made by statute, notice of such special meeting shall be given in the same manner as required for annual meetings of shareholders. In addition to the matters required by items (a) and, if applicable, (c) of Section 2 above, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

          Section 4. ADJOURNED MEETINGS AND NOTICE THEREOF. Any shareholders meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by vote of a majority of the shares, the holders of which are either present in person or by proxy thereat, but in the absence of a quorum (except as provided in Section 7 below), no other business may be transacted at any such meeting.

          When any shareholders meeting, either annual or special, is adjourned for forty-five (45) days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

          Section 5. AFFIDAVIT OF MAILING. Whenever any shareholder entitled to vote has been absent from any meeting of shareholders, whether annual or special, an entry in the minutes to the effect that notice has been duly given shall be sufficient evidence that due notice of such meeting was given to such shareholder as required by law and the By-Laws of the corporation.

          Section 6.  VOTING.

          (a) Generally:  The shareholders entitled to notice of any meeting or
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     to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section l of ARTICLE VI.

          (b) Ballots:  Such vote may be viva voce or by ballot; provided,
              -------                    ---- ----
     however, upon demand made by a shareholder at any election and before the voting begins, all elections for Directors must be by ballot.

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          (c) Action by Majority:  If a quorum is present except with respect to
              ------------------
     election of Directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporation Law or the Articles of Incorporation.

          (d) Cumulative Voting:  Subject to the requirements hereinbelow
              -----------------
     provided, every shareholder entitled to vote at any election for Directors shall have the right to cumulate such shareholder's votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or to distribute the shareholder's votes on the same principle among as many candidates as he shall think fit. No shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The candidates receiving the highest number of votes of shares entitled to be voted for them, up to the number of Directors to be elected, shall be elected.

          Section 7. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

          Section 8. CONSENT OF ABSENTEES. The transactions of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who, though present, has, at the beginning of the meeting, properly objected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. Except as provided in Sections 601(e) and 601(f) of the California General Corporation Law, the business transacted at the meeting need not be specified in a written waiver of notice by a shareholder, in a consent to the holding of the meeting by a shareholder or in an approval of

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the minutes of the meeting by a shareholder. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Section 9. ACTION WITHOUT MEETING.

          (a) Election of Directors by Written Consent:  Directors may be
              ----------------------------------------
     elected without a meeting by a consent in writing, setting forth the actions so taken, signed by all the persons who would be entitled to vote for the election of Directors. A Director may be elected at any time to fill a vacancy not filled by the Directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of Directors.

          (b) Other Actions by Written Consent:  Any other action which under
              --------------------------------
     any provision of the California General Corporation Law may be taken at a meeting of the shareholders may be taken without a meeting and without notice, except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

          (c) Notice of Action by Written Consent:  If the consents of all
              -----------------------------------
     shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the Secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2 of this ARTICLE II. In the case of approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

          (d) Record Date:  Unless, as provided in Section 1 of Article VI of
              -----------
     these By-Laws, the Board of Directors has fixed a record date for the determination of shareholders entitled to notice of and to give such written consent, the record date for such determination shall be the day on which the first written consent is given. All such written consents shall be filed with the Secretary of the corporation.

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          (e) Revocation of Written Consent:  Any shareholder giving a written
              -----------------------------
     consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action has been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

          (f) Form of Written Consent:  The form of written consent shall be
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     governed by the provisions of Section 604 of the California General
     Corporation Law where applicable.

          Section 10. PROXIES. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the corporation. Any proxy duly executed is not revoked and continues in full force and effect until: (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the corporation prior to the vote pursuant thereto, (ii) a subsequent proxy is executed by the person executing the prior proxy and is presented to the meeting, (iii) the person executing the proxy attends the meeting and votes in person, or (iv) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specifies therein the length of time for which such proxy is to continue in force. Notwithstanding the foregoing, a proxy may be made irrevocable pursuant to the provisions of Section 705(e) of the California General Corporation Law. The form of proxy shall be governed by the provisions of Section 604 of the California General Corporation Law, where applicable.

          Section 11. INSPECTORS OF ELECTION. In advance of any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the Chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one
(1) or three (3). If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any shareholder or a shareholder's proxy shall, be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the Chairman of the meeting.

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          The duties of such inspectors shall be as prescribed in Section 707(b)
of the California General Corporation Law and shall include: Determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxies shall presumptively determine the order of execution of the proxies, regardless of the postmarked dates on the envelopes in which they are mailed.

          The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated herein.


                                  ARTICLE III
                                   DIRECTORS

     Section 1. POWERS. Subject to any limitations in the Articles of Incorporation and the California General Corporation Law relating to action requiring shareholder approval, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these By-Laws:

          (a) To select and remove all the other officers, agents, and employees of the corporation, prescribe the powers and duties for them as may not be inconsistent with law, or with the Articles of Incorporation or these By-Laws, fix their compensation, and require from them security for faithful service.

          (b) To conduct, manage, and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, or with the

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     Articles of Incorporation or these By-Laws, as they may deem best.

          (c) To adopt, make, and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem best.

          (d) To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful.

          (e) To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

          Section 2. NUMBER AND QUALIFICATIONS OF DIRECTORS. The authorized number of Directors of the corporation shall be three (3) until changed by the shareholders either by amendment of the Articles of Incorporation or by an amendment of the By-Laws. If no shares have been issued, this section may be amended by a By-Law duly adopted by the Directors.

          Section 3. ELECTION AND TERM OF OFFICE. The Directors shall be elected at each annual meeting of the shareholders, but if any such annual meeting is not held, or the Directors are not elected thereat, the Directors may be elected at any special meeting of the shareholders held for that purpose.
All Directors shall hold office at the pleasure of the shareholders or until their respective successors are elected. The shareholders may at any time, either at a regular or special meeting, remove any Director and elect his or her successor.

          Section 4.  RESIGNATION AND REMOVAL OF DIRECTORS.

          (a) Resignation:  Any Director may resign effective upon giving
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     written notice to the Chairman of the Board, the President, Secretary or
     the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified.

          (b) Unsound Mind; Felony:  The Board of Directors may declare vacant
              --------------------
     the office of a Director who has been declared of unsound mind by an order of Court or convicted of a felony.

          (c) Removal Without Cause by Shareholders:  Any or all of the
              -------------------------------------
     Directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote, provided that no Director may be removed (unless the entire board is removed)

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     when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of Directors authorized at the time of the Director's most recent election were then being elected.

          (d) Reduction of Authorized Number of Directors:  No reduction of the
              -------------------------------------------
     authorized number of Directors shall have the affect of removing any Director before his term of office expires.


          Section 5.  VACANCIES.

          (a) Vacancy Defined:  A vacancy in the Board of Directors shall be
              ---------------
     deemed to exist in the case of the death, resignation or removal of any Director, if a Director has been declared of unsound mind by order of Court or convicted of a felony, if the authorized number of Directors is increased, or if the shareholders fail at any annual or special meeting of shareholders at which any Director or Directors are elected to elect the full authorized number of Directors to be voted for at that meeting.

          (b) Action by Board of Directors:  Vacancies in the Board of
              ----------------------------
     Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, although less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until a successor is elected at an annual or a special meeting of the shareholders A vacancy in the Board of Directors created by the removal of a Director may be filled only by the vote of majority of the shares represented and voting at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

          (c) Action by Shareholders:  The shareholders may elect a Director or
              ----------------------
     Directors at any time to fill any vacancy or vacancies not filled by the Directors. Any such election by written consent other than to fill a vacancy created by removal shall require the consent of holders of a majority of the outstanding shares entitled to vote.

          Section 6. PLACE OF MEETING. Regular and special meetings of the Board of Directors shall be held at any place within or without the State which has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, designated by resolution of the Board of Directors or, either before or after the meeting, consented to in writing by members of the Board pursuant to the provisions of ARTICLE III, Section 10 of these By-Laws. If the place of a regular or

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special meeting is not designated in the notice or fixed by a resolution of the
Board or consented to in writing by all members of the Board, it shall be held at the corporation's principal executive office.

          Section 7. ORGANIZATION MEETING. Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.

          Section 8. SPECIAL MEETINGS. Special meetings of the Board of Directors for any purpose may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any Assistant Secretary, or any two Directors. Notice of the time of special meetings shall be delivered personally or by telephone or telegraph or sent to the Directors by mail. In case notice is given by mail, or telegram, it shall be sent, charges prepaid, addressed to him or her at his or her address as it is shown on the records of the corporation, or if it is not on these records or is not readily ascertainable, at the place where the regular Board meetings are held. If notice is delivered personally or given by telephone or telegraph, it shall be given or delivered to the telegraph office at least twenty-four (24) hours before the meeting. If notice is mailed, it shall be deposited in the United States mail at least forty-eight (48) hours before the meeting.

          A notice, or waiver of notice, need not specify the purpose of the meeting of the Board of Directors.

          Section 9. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board of Directors by law, according to the Articles of Incorporation or according to these By-Laws may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board, and shall have the same force and effect as a unanimous vote of such Directors.

          Section 10. MEETINGS BY CONFERENCE TELEPHONE. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such a meeting can hear and speak to one another. Participation by a Director in a meeting in the manner provided in this Section shall constitute presence in person by such Director at such meeting.

          Section 11. ACTION AT MEETING: QUORUM AND REQUIRED VOTE. Presence of a majority of the authorized number of Directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is

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present is the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more Directors from voting, is required by law, the Articles of Incorporation or these By-Laws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of one or more Directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

          Section 12. WAIVER OF NOTICE. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the Directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to him, signs a written waiver of notice or a consent to holding such meeting or in approval of the minutes thereof. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Section 13. ADJOURNMENT. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of the adjournment to another time or place shall be given prior to the time of the adjourned meeting to the Directors who are not present at the time of the adjournment.

          Section 14. FEES AND COMPENSATION. Directors shall not receive any stated salary for their services as Directors, but, by resolution of the board, a fixed fee, with or without expenses of attending, may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

                                   ARTICLE IV
                                    OFFICERS

          Section 1.  OFFICERS.  The officers of the corporation shall be:

               (a)  President

               (b)  Secretary

               (c)  Chief Financial Officer

          The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more

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Vice-Presidents, one or more Assistant Secretaries, one or more Assistant
Financial Officers, and such other offices as may be appointed by the Board of Directors. Officers other than the Chairman of the Board need not be Directors. One person may hold two or more offices.

          Section 2. ELECTIONS. The officers of the corporation designated in the preceding section of this Article, except such officers as may be elected or appointed in accordance with Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall hold his or her office at the pleasure of the Board of Directors, who may, either at a regular or special meeting, remove any such officer and appoint his or her successor.

          Section 3. SUBORDINATE OFFICER'S, ETC. The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.

          Section 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by the Board of Directors at that time in office, at a regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power or removal may be conferred by the Board of Directors, subject, in each case, to the rights, if any, of an officer under any contract of employment.

          Any officer may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the corporation without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

          Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board of Directors as prescribed by the By-Laws.

          Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the president shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the corporation. He shall preside at all meetings of the shareholders, and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

          Section 8. VICE-PRESIDENT. In the absence or disability of the President, the Vice-Presidents in order of their rank as designated by the Board of Directors, if there shall be such officers, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President The Vice-President shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

          Section 9. SECRETARY. The Secretary shall record, or cause to be recorded, and shall keep a book of minutes at the principal executive office, or such other place as the Board of Directors may order, actions taken at all meetings of the Board of Directors and its committees, and at all meetings of shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those Directors and shareholders present, the number of shares present or represented at shareholders meetings, and the proceedings thereof.

          The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; the number and date of cancellation of every certificate surrendered for cancellation.

          The Secretary shall give, or cause to be given, notice of all meetings of shareholders and of the Board of Directors, as required by law or these By-Laws to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.

          Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer of the corporation shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, surplus shares and shall send or cause to be sent to the shareholders of the corporation such financial statements and reports as are by law or these By-Laws required to be sent to them. Any surplus, including earned surplus, paid in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open for inspection by any Director.

          The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors and shall render to the President and Directors, when they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these By-Laws.


                                   ARTICLE V
                         EXECUTIVE AND OTHER COMMITTEES

          The Board may appoint one or more committees, each consisting of two or more Directors, and delegate to such committees any of the authority of the Board except with respect to:

          (a) the approval of any action for which the California General Corporation Law also requires shareholders, approval or approval of the outstanding shares;

          (b) the filling of vacancies on the Board or on any committee;

          (c) the fixing of compensation of the Directors for serving on the Board or on any committee;

          (d) the amendment or repeal of By-Laws or the adoption of new By-Laws;

          (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

          (f) a distribution to the shareholders of the corporation except at a rate or in a periodic amount or within a price range determined by the Board;

          (g) the appointment of other committees of the Board or the members thereof.

          Any such committee must be appointed by resolution adopted by a majority of the authorized number of Directors and may be designated an Executive Committee or by such other name as the Board shall specify. The Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.


                                   ARTICLE VI
                  CORPORATE RECORDS AND REPORTS -- INSPECTION

                                 MISCELLANEOUS

          Section 1. RECORD DATE. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any meeting, not more than sixty (60) days prior to any other event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or By-Laws.

          If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first consent is given.

          The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the

60th day prior to the date of such other action, whichever is later.

          Section 2. INSPECTION OF CORPORATE RECORDS. The accounting books and records, the record of shareholders, and minutes of proceedings of the shareholders and the Board and committees of the Board of this corporation and any subsidiary of this corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

          A shareholder or shareholders holding at least five (5) percent in the aggregate of the outstanding voting shares of the corporation or who hold at least one (1) percent of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of Directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of shareholders, names and addresses and shareholdings during usual business hours upon five (5) business days, prior written demand upon the corporation and to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges, a list of the shareholders names and addresses, who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

          Every Director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation. Such inspection by a Director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

          Section 3. CERTIFICATION AND INSPECTION OF BY-LAWS. The original or a copy of these By-Laws, as amended or otherwise altered to date, certified by the Secretary, shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, it shall upon the written notice of any shareholder furnish to such shareholder a copy of these By-Laws as amended to date.

          Section 4. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

          Section 5. CONTRACTS, ETC. -- HOW EXECUTED. The Board of Directors, except as the By-Laws otherwise provide, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

          Section 6. ANNUAL AND OTHER REPORTS. The annual report to shareholders referred to in Section 1501 of the California General Corporation Law is expressly waived, but nothing herein shall be interpreted as prohibiting the Board from issuing annual or other periodic reports to shareholders.

          Section 7. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The President or any Vice-President and the Secretary or Assistant Secretary of this corporation are authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by a person authorized so to do by proxy or power of attorney duly executed by said officers.

          Section 8. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these By-Laws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.


                                  ARTICLE VII
                      CERTIFICATES AND TRANSFER OF SHARES

          Section 1. CERTIFICATE FOR SHARES. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice-Chairman of the Board or the President or a Vice-President and by the Chief Financial Officer or an Assistant-Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be facsimile, provided that in such event at least one signature, including that of either officer or the corporation's registrar or transfer agent, if any, shall be manually signed. In any case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

          Any such certificate shall also contain such legend or other statement as may be required by Section 418 of the General Corporation Law, the Corporate Securities Law of 1968, the federal securities laws, and any agreement between the corporation and the issue thereof.

          Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the By-Laws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment thereof.

          No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirements imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Section 8104 and 8405 of the California Commercial Code.

          Section 2. TRANSFER ON THE BOOKS. Upon surrender to the Secretary or transfer agent of the corporation by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 3. LOST OR DESTROYED CERTIFICATES. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and shall if the Directors so require give the corporation a bond of indemnity, in form with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

          Section 4. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company (either domestic or foreign), who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

          Section 5. RECORD DATE AND CLOSING BOOKS. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to give consent to corporate action in writing without a meeting to receive any report, dividends or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion or exchange of shares. The record date so fixed shall be not more than sixty (60) days prior to any other event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of any such meeting, and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or By-Laws.

          The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of a period of not more than sixty (60) days prior to the date of a shareholders, meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion, or exchange of shares.


                                  ARTICLE VII
                                INDEMNIFICATION

          Section 1. DEFINITIONS. For purposes of this Article, "agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; and "proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative or investigative.

          Section 2. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify, in the manner and to the full extent permitted by law (including, without limitation, the indemnification authorized by Article VI of the Articles of Incorporation), any person (or the estate of any person) who was or is a party, or is threatened to be made a party, to any proceeding by reason of the fact that such person (1) is or was a director or officer of the corporation or a predecessor corporation, or (2) is or was an agent other than a director or officer of the corporation or a predecessor corporation who, at the time, is or was also serving as a director or officer of the corporation or a predecessor corporation. Where required by law, the indemnification provided for in this Section shall be made only as authorized in the specific case upon a determination, in the manner provided by law, that indemnification is proper under the circumstances.

          To the full extent permitted by law, the indemnification provided for in this Section shall include expenses (including attorneys' fees and expenses of establishing a right to indemnification under this Section) in any proceeding or in connection with any appeal therein, judgments, fines, and amounts paid in settlement. In the manner and to the full extent permitted by law, any such expenses shall be paid by the corporation in advance of the final disposition of such proceeding. The provisions of this Paragraph are subject to the provisions of Section 3 of this Article.

          Section 3.  NOTIFICATION AND DEFENSE OF CLAIM.

          (a) A person's right to indemnification and advance ment of expenses under the provisions of Section 2 of this Article (hereinafter referred to in this Section as "Indemnification Provisions") is conditioned upon his having promptly given the corporation written notice after learning of his involvement in a proceeding; however, a person's failure to give such notice promptly shall not relieve the corporation of any liability it may have to the person (1) under the Indemnification Provisions unless the corporation is materially prejudiced by such failure or (2) otherwise than under the Indemnification Provisions.

          (b) With respect to any proceeding of which the corporation has been given the notice required by Paragraph (a) of this Section, the corporation shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume and control the defense thereof, with counsel chosen by the corporation but reasonably satisfactory to the person seeking indemnification (hereinafter referred to in this Section as "Indemnitee"); provided, however, that if the defendants in any such proceeding include both Indemnitee and the corporation, and counsel for the corporation shall have reasonably concluded that there is a conflict of interest that would prevent counsel for the corporation from also representing Indemnitee, then Indemnitee shall have the right to select separate counsel to participate in the defense of the proceeding on Indemnitee's behalf. After the corporation has notified Indemnitee of the corporation's election so to assume the defense of the proceeding, the corporation will not be liable to Indemnitee pursuant to the Indemnification Provisions for any legal or other expense subsequently incurred by Indemnitee in connection with the defense other than reasonable costs of investigation unless (1) Indemnitee shall have employed counsel pursuant to the provisions of this Paragraph as a result of a conflict of interest or (2) the corporation shall have authorized the employment of counsel for Indemnitee at the expense of the corporation. If the corporation elects to assume such defense, Indemnitee shall have the right, at his own expense and with counsel of his choice, to participate in such defense, and Indemnitee shall in all events cooperate fully with the corporation. Neither Indemnitee nor the corporation will compromise or settle any proceeding without the prior written consent of the other, provided that in the event that the corporation proposes a monetary settlement the acceptance of which would release Indemnitee from all claims asserted in such proceeding and if Indemnitee withholds his consent to such settlement, then the liability of the corporation shall be limited to the total sum representing the amount of the proposed compromise or settlement and the amount of reasonable attorneys' fees incurred by Indemnitee up to the time such approval is withheld.

          Section 4. INDEMNIFICATION OF OTHER AGENTS. The corporation may provide indemnification and may advance expenses, in the same manner and to the same extent required in Section 2 of this Article for those agents specified therein, to any person (or the estate of any person) who was or is a party, or is threatened to be made a party, to any proceeding by reason of the fact that such person is or was an agent other than an agent specified in Section 2 of this Article.

          Section 5. SUCCESSFUL DEFENSE. To the extent that any agent has been successful on the merits in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by the agent in connection therewith.

          Section 6. OTHER INDEMNIFICATION PERMITTED. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Nothing contained in this Article shall affect any right to indemnification to which any person may be entitled in another capacity, by contract or otherwise.

          Section 7. INSURANCE. The corporation may, in the manner and to the full extent permitted by law, purchase and maintain insurance on behalf of any agent of the corporation against any liability which may be asserted against him.

          Section 8. PRESUMPTIONS. The termination of any proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that any standard has not been satisfied that by law must be satisfied for indemnification to be proper under the circumstances.

          Section 9. SUBSEQUENT AMENDMENT. No amendment, termination or repeal of this Article, Article V of the Articles of Incorporation, or relevant provisions of the California Corporations Code or any other applicable law shall affect or diminish in any way the rights to indemnification under the provisions of this Article with respect to any proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

     Section 10. MERGER, CONSOLIDATION, ETC. If the corporation is merged into or consolidated with another corporation and the corporation is not the surviving corporation, or if substantially all of the assets or stock of the corporation are acquired by any other corporation, or in the event of any other similar reorganization involving the corporation, the Board of Directors of the corporation or the board of directors of any corporation assuming the obligations of the corporation shall assume the obligations of the corporation under this Article with respect to any proceeding arising out of or relating to any actions, transactions or facts occurring before to the date of such merger, consolidation, acquisition or reorganization.

          Section 11. SEVERABILITY. If any part of this Article shall be found in any proceeding or appeal therefrom or in any other circumstances or as to any particular agent to be unenforceable, ineffective or invalid for any reason, the enforceability, effect and validity of the remaining parts or of such parts in other circumstances shall not be affected, except as otherwise required by applicable law.


                                   ARTICLE IX
                                 CORPORATE SEAL

     The corporate seal shall be circular in form, and shall have inscribed thereon the name of the corporation, the date of its incorporation, and the word "California."

                                   ARTICLE X
                             AMENDMENTS TO BY-LAWS

          Section 1. BY SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be repealed or amended at their annual meeting, or at any other meeting of the shareholders called for that purpose, by a vote of shareholders entitled to exercise a majority of the voting power of the corporation, or by written assent of such shareholders, except as otherwise provided by law, the Articles of Incorporation, or Section 2 of this Article X.

          Section 2. POWER OF DIRECTORS. Subject to the right of shareholders as provided in Section 1 of this Article X to adopt, amend, or repeal By-Laws, other than a By-Law or amendment thereof changing the authorized number of Directors, these By-Laws may be adopted, amended or repealed by the Board of Directors; provided, however, that if no shares have been issued, the Board of Directors may adopt a By-Law or amendment thereof changing the authorized number of Directors.

                            CERTIFICATE OF SECRETARY
                            ------------------------


          I, the undersigned, hereby certify:

          1. That I am the duly elected, qualified and acting Secretary of ______________________________________, a California corporation.

          2. That the foregoing By-Laws of said corporation were duly adopted as the By-Laws thereof by an Action Taken by ________________ Written Consent of the ________________________ of said corporation on ___________ __, 19___ and that the same do now constitute the By-Laws of said corporation.

          Executed on __________ __, 19__.



                              _______________________________

                              Secretary

                         ACTION BY UNANIMOUS WRITTEN
                         CONSENT OF SOLE DIRECTOR OF
                             THE SHOPPERS' SOURCE

     WHEREAS, it is deemed desirable and in the best interests of this corporation that the following actions be taken by the Director of this corporation pursuant to this Unanimous Written Consent:

     NOW, THEREFORE, BE IT RESOLVED that, pursuant to Section 307(b) of the California General Corporation Law, the undersigned, being the sole Director of this corporation, hereby consents to, approves, and adopts the following:

     RESOLVED that:

     1.   Section 2 of the By-Laws shall be stricken.

     2. In lieu, place and stead of Section 2 of the By-Laws, Section 2 shall now read as follows:

          "Section 2. NUMBER AND QUALIFICATION OF DIRECTORS.
(a) The authorized number of Directors of the corporation shall be seven (7) until changed by the shareholders either by an amendment of the Articles of Incorporation or by an amendment of the By-Laws.

(b) The corporation, when listed, shall by amendment of its Articles of Incorporation or of its By-Laws, divide the Board of Directors into two classes to serve for terms of two years and to eliminate cumulative voting. Three of the directors shall be elected at the first annual meeting after the divided board becomes effective and four directors elected at the second annual meeting. Thereafter, the number of board members to be elected shall be determined in that alternate order. This provision in this subsection (b) shall become effective only when the corporation becomes a listed corporation within the meaning of Section 301.5 of the Corporations Code.

Dated: March 18, 1997

                                               /s/ Robert J. McNulty
                                              --------------------------------
                                              Robert J. McNulty, Sole Director